SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) August 23, 1996
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                           FLEET FINANCIAL GROUP, INC.
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             (Exact name of registrant as specified in its charter)


                                  RHODE ISLAND
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                 (State or other jurisdiction of incorporation)


                 1-6366                                05-0341324
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           (Commission File Number)        (IRS Employer Identification No.)


                      One Federal Street, Boston, MA 02211
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              (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 617-292-2000


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          (Former name or former address, if changed since last report)

Item 5.   Other Events.


          Pursuant to Form 8-K, General Instructions F, Registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.

Item 7.   Financial Statements and Other Exhibits.

          Exhibit No.                         Description

          Exhibit 99                          Press Release
                                              Dated August 23, 1996


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed in its behalf by the undersigned hereunto duly authorized.


                                    FLEET FINANCIAL GROUP, INC.
                                    Registrant


                                    By /s/William C. Mutterperl
                                       _________________________________________
                                       William C. Mutterperl
                                       Senior Vice President and General Counsel



Dated:  August 23, 1996